SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2007

Exact Name of Registration as Specified in Charter:

                            Siclone Industries, Inc.


State of Other Jurisdiction of Incorporation:            Delaware

Commission File Number:                                        000-25809

IRS Employer Identification Number:                      87-0426999



          Address and Telephone Number of Principle Executive Offices:
                     378 North Main, #124; Layton, UT 84041
                                 (801) 273-9300

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Item 4. 01        Change in Registrant's Certifying Accountant

         HJ & Associates, LLC ("HJ") conducted audits of the financial statements of the Registrant for the calendar years ended December 31, 2005, and 2004. These financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 2005 that was previously filed with the Securities and Exchange Commission and which is incorporated herein by reference.

         The reports of Siclone Industries, Inc., ("the Company") on the financial statements as of and for the fiscal year ended December 31, 2005, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that HJ issued an explanatory paragraph in its fiscal 2005 and 2004 reports as to the Company's ability to continue as a going concern.

         During the years ended December 31, 2005 and 2004 and the subsequent interim period, there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to HJ's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's financial statements for such years; and there were no reportable events as defined Item 304(a)(iv)(B) of Regulations S-B.

         Upon receiving notification from HJ that they had decided to decline re-election or reappointment as the independent accountants for the Company, the Board of Directors deemed it in the best interest of the shareholders to engage the firm Child, Van Wagoner & Bradshaw, PLLC ("CVB").

         On January 22, 2007, the Board of Directors approved the change of auditors from HJ to CVB to conduct an audit of its financial statements as of and for the year ended December 31, 2006. During the two most recent fiscal years December 31, 2005 and 2004, and through December 31, 2006, the Company has not consulted with Child, Van Wagoner & Bradshaw, PLLC ("CVB") regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company, has provided a copy of this disclosure to HJ in compliance with the provisions of Item 304 (a)(3) of Regulation S-B. See Exhibit 16.1 Letter from Accountant's Firm to the Securities and Exchange Commission dated January 22, 2007.


Item 7.           Financial Statements and Exhibits.

         Exhibits:
         16.1 Letter from HJ & Associates, LLC


                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2007            Siclone Industries, Inc.


                                  /s/ Paul Adams
                                  President and Director